As filed with the Securities and Exchange Commission on June 11, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):

June 11, 2003

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive office, and telephone number	I.R.S. Employer Identification Number
1-15929	Progress Energy, Inc.	56-2155481

410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina

The address of the registrant has not changed since the last report.

        ITEM 9.    REGULATION FD DISCLOSURE

The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

On June 11, 2003, Progress Energy issued a press release regarding remarks made at Deutsche Bank’s 8th Annual Electric Power Conference in New York. Those remarks included the Company’s reaffirmation of its earnings guidance for 2003. A copy of the press release is being furnished as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 9.

Progress Energy regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

This report, including the press release, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include but are not limited to, the following: factors affecting the Company’s synthetic fuel plants, including cash flows derived from the synthetic fuel plants, market acceptance of synthetic fuel, competition from competing products, impacts of environmental regulations on potential buyers of synthetic fuel, and income tax issues related to synthetic fuel tax credits. For additional information regarding forward-looking statements, please refer to the risk factors outlined in the periodic reports the Company files with the Securities and Exchange Commission. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of Progress Energy. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the effect of each such factor on Progress Energy.

Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	EXHIBITS.

99.1	Press Release, dated June 11, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.

Registrant

By:    /s/    Robert H. Bazemore, Jr.

        Robert H. Bazemore, Jr.

        Vice President and Controller

Date: June 11, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated June 11, 2003

5